                                                                  Exhibit (e)(2)

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT

                          (AMENDED AS OF MAY 18, 2006)

MONEY MARKET FUNDS

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund    JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund             JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                          JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund                     JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund                            JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                         JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                  One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund               One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                        One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                   One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                    One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund               One Group U.S. Treasury Securities Money Market Fund

EQUITY FUNDS

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Capital Growth Fund                                JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund                            JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                   JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund                             JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund                                   JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                       JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                          JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                          JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                   JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                           JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                             JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                         JPMorgan Fleming Japan Fund
JPMorgan Intrepid International Fund                        JPMorgan Fleming Tax Aware International Opportunities
                                                            Fund and JPMorgan Tax Aware International Opportunities
                                                            Fund
JPMorgan Global Healthcare Fund (to be deleted upon         JPMorgan Global Healthcare Fund
liquidation)

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Growth and Income Fund                             JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio                     JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund                              JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund                               JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund                            JPMorgan Intrepid Investor Fund and JPMorgan Intrepid
                                                            Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund                                JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund                                JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund                                JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                              JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                 JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio                            JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund                JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                 JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Small Cap Equity Fund                              JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio                            JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund                  JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund                    JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                     JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund                         JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Small Cap Core Fund                                JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund                                   JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio               JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund                            JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                               N/A
Undiscovered Managers Small Cap Growth Fund                 UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund                Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                 Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                 Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund                              One Group Diversified Mid Cap Fund and JPMorgan
                                                            Diversified Mid Cap Fund
JPMorgan Equity Income Fund                                 One Group Equity Income Fund
JPMorgan Equity Index Fund                                  One Group Equity Index Fund
JPMorgan International Equity Index Fund                    One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund                              One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                               One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund                        One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund                      One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund                    One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                     One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund                              One Group Real Estate Fund
JPMorgan Small Cap Growth Fund                              One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                               One Group Small Cap Value Fund
JPMorgan Technology Fund (to be deleted upon liquidation)   One Group Technology Fund
JPMorgan Insurance Trust Balanced Portfolio                 One Group Investment Trust Balanced Portfolio and
                                                            JPMorgan Investment Trust Balanced Portfolio

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Insurance Trust Diversified Equity Portfolio       One Group Investment Trust Diversified Equity Portfolio
                                                            and JPMorgan Insurance Trust Diversified Equity
                                                            Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio         One Group Investment Trust Diversified Mid Cap
                                                            Portfolio and JPMorgan Investment Trust Diversified Mid
                                                            Cap Portfolio
JPMorgan Insurance Trust Equity Index Portfolio             One Group Investment Trust Equity Index Portfolio and
                                                            JPMorgan Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Large Cap Growth Portfolio         One Group Investment Trust Large Cap Growth Portfolio
                                                            and JPMorgan Investment Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth         One Group Investment Trust Mid Cap Growth Portfolio and
Portfolio                                                   JPMorgan Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value          One Group Investment Trust Mid Cap Value Portfolio and
Portfolio                                                   JPMorgan Investment Trust Mid Cap Value Portfolio
JPMorgan Tax Aware Core Equity Fund                         N/A
JPMorgan Tax Aware Diversified Equity Fund                  N/A
JPMorgan Tax Aware International Fund                       N/A
JPMorgan U.S. Large Cap Core Plus Fund                      N/A
JPMorgan Micro Cap Fund                                     N/A
Highbridge Statistical Market Neutral Fund                  N/A
JPMorgan Intrepid Long/Short Fund                           N/A
JPMorgan Strategic Small Cap Value Fund                     N/A
JPMorgan Insurance Trust International Equity Portfolio     N/A
JPMorgan Insurance Trust Large Cap Value Portfolio          N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio         N/A

FIXED INCOME FUNDS

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                                          JPMorgan Bond Fund
JPMorgan Bond Portfolio                                     JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund                      JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund                               JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund                         JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Strategic Income Fund                              JPMorgan Global Strategic Income Fund (name effective
                                                            until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund                    JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                        JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund                               JPMorgan Short Term Bond Fund

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Short Term Bond Fund II                            JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund                     JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund           JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund                        One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund                                     One Group Bond Fund
JPMorgan Government Bond Fund                               One Group Government Bond Fund
JPMorgan High Yield Bond Fund                               One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund                                One Group Income Bond Fund
JPMorgan Intermediate Bond Fund                             One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund                       One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund                      One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund                       One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                    One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund                              One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund                           One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund                           One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund                     One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund                                 One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund                             One Group Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund                     One Group Ultra Short-Term Bond Fund and JPMorgan Ultra
                                                            Short Term Bond Fund (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund                  One Group West Virginia Municipal Bond Fund
JPMorgan Insurance Trust Core Bond Portfolio                One Group Investment Trust Bond Portfolio and JPMorgan
                                                            Investment Trust Bond Portfolio
JPMorgan Insurance Trust Government Bond Portfolio          One Group Investment Trust Government Bond Portfolio
                                                            and JPMorgan Investment Trust Government Bond Portfolio
JPMorgan Tax Aware Real Return Fund                         N/A
JPMorgan Real Return Fund                                   N/A

INVESTOR FUNDS

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                             One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                  One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                      One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                               One Group Investor Growth Fund

JPMORGAN SMARTRETIREMENT FUNDS

CURRENT NAME                                                PRIOR NAME
--------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement Income Fund                        N/A
JPMorgan SmartRetirement 2010 Fund                          N/A
JPMorgan SmartRetirement 2015 Fund                          N/A
JPMorgan SmartRetirement 2020 Fund                          N/A
JPMorgan SmartRetirement 2030 Fund                          N/A
JPMorgan SmartRetirement 2040 Fund                          N/A

                                     * * * *

                                        J.P. MORGAN FLEMING MUTUAL FUND GROUP,
                                        INC.
                                        J.P. MORGAN MUTUAL FUND GROUP
                                        J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                        UNDISCOVERED MANAGERS FUNDS
                                        J.P. MORGAN FLEMING SERIES TRUST
                                        J.P. MORGAN SERIES TRUST II
                                        JPMORGAN TRUST I
                                        JPMORGAN TRUST II
                                        JPMORGAN INSURANCE TRUST
                                        EACH ON BEHALF OF ITSELF AND EACH OF ITS
                                        FUNDS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN DISTRIBUTION SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------